Exhibit 10.40

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is entered into effective as of December 9, 2024 (the “First Amendment Effective Date”) among ROOSEVELT RESOURCES LP, a Texas limited partnership (“Resources”), YOAKUM COUNTY MINERALS, L.P., a Texas limited partnership (“YCM”), E R ROLLING R RANCH PARTNERS, LP, a Texas limited partnership (“Ranch Partners”, and together with Resources and YCM, individually or collectively as the context may require, the “Borrower”), each of the other Loan Parties (as defined in the Loan Agreement referred to below) party hereto, and PROSPERITY BANK, successor by merger to FirstCapital Bank of Texas (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to that certain Amended and Restated Loan Agreement dated as of March 29, 2024 (as the same has been or may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Lender agree to increase the Advancing Term Loan Commitment (as defined in the Loan Agreement) and agree to certain other amendments to the Loan Agreement, and the Lender, subject to the terms and conditions of this Amendment, has agreed to such increase and amendments, all as hereinafter provided; and

WHEREAS, each of the Loan Parties and the Lender acknowledges that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Loan Agreement shall have the meanings assigned to such terms in the Loan Agreement, as amended hereby.
SECTION 2.
Amendments to the Loan Agreement. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, the parties hereto agree as follows:
(a)
The following definitions set forth in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their entireties as follows:

“Advancing Term Loan Commitment” means the commitment of the Lender to make Advancing Term Loans hereunder, as such commitment may be terminated or reduced from time to time pursuant to Section 2.6. On the First Amendment Effective Date, the Advancing Term Loan Commitment is $14,000,000.

“Guarantors” means, collectively, E R Operating, the Subsidiary Guarantors, the Individual Guarantor and each other Person who from time to time Guarantees all or any part of the Obligations under the Loan Documents, and “Guarantor” means any one of the Guarantors.

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“Guaranty” means, individually or collectively as the context requires, (a) that certain Amended and Restated Unlimited Guaranty, dated as of the Closing Date, executed and delivered by each Guarantor party thereto in favor of the Lender, for the benefit of the Secured Parties, (b) that certain Limited Guaranty, dated as of the First Amendment Effective Date, executed and delivered by the Individual Guarantor in favor of the Lender, for the benefit of the Secured Parties, and (c) any other written guaranty of a Guarantor in favor of the Lender, for the benefit of the Secured Parties.

“Loan Party” means each of the Borrower, each Guarantor, and each other Person who is or becomes party to any agreement that obligates such Person to pay or perform, or that Guarantees or secures payment or performance of, the Obligations under the Loan Documents or any part thereof; provided, notwithstanding the foregoing or anything to the contrary herein, solely for purposes of Sections 5.4, 5.5, 5.6, 5.9, 5.10, 5.11, 5.14, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.9, 6.10, 6.12, 6.15, and 6.16 only, the term “Loan Party” shall not include the Individual Guarantor; provided further, after the occurrence of the Termination Date (as defined in the Guaranty to which the Individual Guarantor is a party), the term “Loan Party” shall not include the Individual Guarantor.

“Maturity Date” means June 30, 2025.

(b)
Section 1.1 of the Loan Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order to read in their entireties as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Loan Agreement, dated as of the First Amendment Effective Date, among the Borrower, the other Loan Parties party thereto, and the Lender.

“First Amendment Effective Date” means December 9, 2024.

“Individual Guarantor” means Elliott Roosevelt, Jr. an individual.

(c)
Section 2.14 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Section 2.14 [Intentionally Omitted.]

(d)
Article 5 of the Loan Agreement is hereby amended by adding a new Section 5.19 thereto in appropriate numerical order to read in its entirety as follows:

Section 5.19 First Amendment Post-Closing Obligations. The Borrower shall deliver, or cause to be delivered, to the Lender, each of the following within the time period set forth therein (or such later date as the Lender may agree in writing in its sole discretion):

(a) within 60 days after the First Amendment Effective Date, amendments to the existing Security Instruments, in form and substance satisfactory to the Lender in its reasonable discretion, executed by the applicable Loan Parties which increase the amount secured thereby to the amount of the Advancing Term Loan Commitment after giving effect to the First Amendment;

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(b) within 60 days after the First Amendment Effective Date, a negative pledge agreement, in form and substance satisfactory to the Lender in its reasonable discretion, executed and delivered by the Individual Guarantor with respect to all of his interests in and to the Sylvan Beach Resort Company and the real property associated therewith (such interests and real property, collectively, the “Michigan Property”); and

(c) within 60 days after the Lender’s request for the same, Security Documents, in form and substance satisfactory to the Lender in its reasonable discretion, executed and delivered by the Individual Guarantor and covering all of his interests in the Michigan Property.

(e)
Section 8.1 of the Loan Agreement is hereby amended by (i) adding the reference to “Section 5.19” in appropriate numerical order in clause (b) thereof; (ii) deleting the word “or” at the end of clause (m) thereof; (iii) deleting the period at the end of clause (n) thereof and inserting “; or” in lieu thereof; and (iv) inserting a new clause (o) thereto to read in its entirety as follows:

(o) the occurrence of the death or legal incapacity of the Individual Guarantor; provided, the death of the Individual Guarantor will not constitute an Event of Default hereunder if within 60 days of the date of such death or incapacity of the Individual Guarantor (i) the estate of the Individual Guarantor demonstrates to the Lender that such estate has made satisfactory provisions and reserves to satisfy the contingent obligations of the Individual Guarantor under the Guaranty to which he is a party, (ii) if requested by the Lender, a substitute guarantor has executed and delivered to the Lender a Guaranty, or (iii) some combination of the foregoing, and in any case, acceptable to the Lender in its sole discretion.

SECTION 3.
Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of the First Amendment Effective Date, subject to the satisfaction of the following conditions precedent:
(a)
the Lender shall have received each of the following, in each case in form and substance satisfactory to the Lender:
(i)
counterparts of this Amendment executed by the Borrower, the other Loan Parties and the Lender;
(ii)
a good standing certificate, as of a recent date, for each Loan Party that is not a natural Person from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for such Loan Party from the appropriate governmental officer in such jurisdiction;
(iii)
the results of UCC and other lien searches showing all financing statements and other documents or instruments on file against each Loan Party that is not a natural Person in the appropriate filing offices, such search to reflect no liens against any of the Collateral; and
(iv)
such other certificates, documents, consents or opinions as the Lender may reasonably require;

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(b)
no Default or Event of Default shall exist, on the date hereof and after giving effect to the transactions contemplated hereby, no event shall have occurred and no condition shall exist which has had or could reasonably be expected to have a Material Adverse Effect;
(c)
the representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof and after giving effect to the transactions contemplated hereby (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); and
(d)
the Lender shall have received payment of all fees and expenses required to be paid pursuant to the Loan Agreement and the other Loan Documents.
SECTION 4.
No Waiver. Nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Loan Agreement or any other Loan Document. All rights and remedies of the Lender are hereby expressly reserved with respect to the any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of the Lender to require strict performance by Borrower and each other Loan Party of each provision of the Loan Agreement and each other Loan Document to which such Person is a party, except as expressly provided herein. Except as amended hereby, all terms and provisions of, and all rights and remedies of the Lender under, the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.
SECTION 5.
Acknowledgment and Ratification. As a material inducement to the Lender to execute and deliver this Amendment, each of the Loan Parties acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, which Loan Documents shall remain in full force and effect. Each of the Loan Parties (other than the Borrower): (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (c) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Loan Documents to which it is a party.
SECTION 6.
Representations and Warranties. As a material inducement to the Lender to execute and deliver this Amendment, each of the Loan Parties represents and warrants to the Lender (with the knowledge and intent that the Lender is relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:
(a)
this Amendment, the Loan Agreement and each of the other Loan Documents to which such Person is a party (i) have each been duly executed and delivered by its duly authorized officers and (ii) constitute the valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforcement thereof may be limited by applicable Debtor Relief Laws generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity);
(b)
after giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement are true and correct as if made on and as of the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct as of such date);

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(c)
at the time of and after giving effect to this Amendment, no Default or Event of Default exists; and
(d)
the execution, delivery and performance of this Amendment (i) are within such Loan Party’s organizational power and have been duly authorized, (ii) are not in contravention of any law applicable to such Person or the terms of such Person’s organizational documents, and (iii) except as have been previously obtained, do not require the consent or approval of any governmental authority or any other person or entity.
SECTION 7.
The Lender Makes No Representations or Warranties. By execution of this Amendment, the Lender (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any other Loan Party or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.
SECTION 8.
Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement, any Security Document, any other Loan Document or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which the Lender may now or hereafter have under or in connection with the Loan Agreement and the other Loan Documents, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise its rights under the UCC or other applicable law, and/or institute collection proceedings against the Borrower or any other Loan Party, to the extent provided therein or by law, and (c) shall not be deemed to be a waiver of any existing or future Default or Event of Default.
SECTION 9.
Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by pdf or other electronic transmission of the relevant signature pages hereof and thereof, as applicable.
SECTION 10.
Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender and the Loan Parties and their respective successors and assigns, except no Loan Party may assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender.
SECTION 11.
Ratification. Each Loan Party ratifies and acknowledges the Loan Documents to which it is a party are valid, subsisting and enforceable.
SECTION 12.
ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the First Amendment Effective Date.

BORROWER:

ROOSEVELT RESOURCES LP

By: Roosevelt Resources Management, LLC,

its general partner

By: /s/ Elliott Roosevelt, Jr.

Name: Elliott Roosevelt, Jr.

Title: Manager

YOAKUM COUNTY MINERALS, L.P.

By: E R OPERATING COMPANY,

its general partner

By: /s/ Elliott Roosevelt, Jr.

Name: Elliott Roosevelt, Jr.

Title: President

E R ROLLING R RANCH PARTNERS, LP,

a Texas limited partnership

By: E R Rolling R Management, LLC,

its general partner

By: /s/ Elliott Roosevelt, Jr.

Name: Elliott Roosevelt, Jr.

Title: Manager

GUARANTOR:

E R OPERATING COMPANY,

a Texas corporation

By: /s/ Elliott Roosevelt, Jr.

Name: Elliott Roosevelt, Jr.

Title: President

/s/ Elliott Roosevelt, Jr.

ELLIOTT ROOSEVELT, JR., an individual

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LENDER:

PROSPERITY BANK,

successor by merger to FirstCapital Bank of Texas

By: /s/ David Montgomery

Name: David Montgomery

Title: Chief Credit Officer

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